UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2006

The Reynolds and Reynolds Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-10147	31-0421120
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Reynolds Way, Dayton, Ohio		45430
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-485-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

- Retirement of Obligations under 7% Notes Indenture

The Reynolds and Reynolds Company ("Company") today announced its intention to discharge its obligations under its 7% Notes Due December 15, 2006 (the "Notes") and the Indenture, dated as of December 15, 2006. between the Company and Wells Fargo Bank, N.A., as successor trustee (the "Trustee"), as more fully described in the Press Release attached hereto as exhibit 99.1 and incorporated by reference into this item 8.01.

- Termination of Consent Solicitation

The Reynolds and Reynolds Company's solicitation of consents and waivers from holders of the Notes expired as scheduled at 5:00 p.m., New York City time, on February 23, 2006. The solicitation expired without the Company having obtained sufficient consents for the amendment and waiver of certain reporting requirements in the indenture governing the Notes. The retirement of the Company's obligations under the Notes described herein will have the effect of discharging any further obligations of the Company to holders of the Notes under the indenture.

- Notice of Default under 7% Notes Indenture

The Reynolds and Reynolds Company received a notice of default (the "Notice") on February 24, 2006 from the Trustee under the Company’s Indenture relating to the Company’s previously announced delay in filing its annual report on Form 10-K for the fiscal year ended September 30, 2005 and its quarterly report on form 10-Q for the fiscal quarter ended December 31, 2005 (the "Delayed Reports") and the Company’s obligation to file the Delayed Reports with the Trustee. Receipt of the Notice would create an Event of Default under the Indenture unless the delay in filing the Delayed Reports is cured by May 25, 2006, or within 90 days of the date of the Notice. The Company intends to render the effect of the Notice moot by depositing funds in trust sufficient to pay and discharge all remaining payments of principal and interest under the Notes, as described herein, prior to May 25, 2006.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated February 24, 2006 of The Reynolds and Reynolds Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Reynolds and Reynolds Company

March 1, 2006	By:	Robert S. Guttman

Name: Robert S. Guttman
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 24, 2006